Other current liabilities	12 Months Ended
Dec. 31, 2017
Disclosure Of Other Current Liabilities Explanatory [Abstract]
Disclosure of other current liabilities [text block]

28 Other current liabilities

(€ million)	December 31, 2017	December 31, 2016
Fair value of derivatives financial instruments	1,011	2,108
Other liabilities	504	491
	1,515	2,599

Fair value related to derivative financial instruments is disclosed in note 34 — Derivative financial instruments.

Other current liabilities of  €504 million (€491 million at December 31, 2016) included the current portion of advances received from Suez following a long-term agreement for supplying natural gas and electricity for €68 million (€73 million at December 31, 2016). Non-current portion is disclosed in note 33 — Other non-current liabilities.

Transactions with related parties are described in note 47 — Transactions with related parties.